UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AMERICAN FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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This is a NOTIFICATION of the:

AMERICAN FINANCIAL GROUP, INC. 2012 Annual Meeting of Shareholders

MEETING DATE: May 16, 2012

RECORD DATE: March 20, 2012

CUSIP NUMBER: 025932104

In connection with the AMERICAN FINANCIAL GROUP, INC. 2012 Annual Meeting of Shareholders, this e-mail describes how to access proxy materials and vote.

GENERAL INFORMATION

Important Notice Regarding the Availability of Proxy Materials

If you received this e-mail, then our records show that you may have consented to receive our proxy materials electronically and to vote over the Internet or by telephone. You may have given this consent

(a)	by enrolling at http://www.InvestorDelivery.com,

(b)	during a vote at http://proxyvote.com, or

(c)	by holding shares in an employee benefit plan.

Please read these instructions carefully.

If you hold AMERICAN FINANCIAL GROUP, INC. shares in multiple accounts, you may receive multiple e-mails showing your various accounts. Each e-mail will include a separate CONTROL NUMBER. We urge you to vote your shares for each account.

CONTROL NUMBER: 012345678901

VOTING OVER THE INTERNET OR BY PHONE

Internet and telephone votes are accepted until 11:59 p.m. Eastern Time on Sunday, May 13, 2012 for shares in employee benefit plans, or Tuesday, May 15, 2012 for all other shares.

You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

http://www.proxyvote.com/0012345678901

To access ProxyVote.com, you will need the control number identified above and your four digit PIN:

*	If you were enrolled for electronic delivery by AMERICAN FINANCIAL GROUP, INC. as an employee, this PIN is the last four digits of your Social Security number.

*	If you are a shareholder who consented to receive proxy materials electronically, this PIN is the four digit number you selected at the time of your enrollment.

*	If you do not know your PIN, please follow the instructions at http://www.proxyvote.com.

If you wish to vote by telephone, then please call 1-800-690-6903.

You will need your control number to vote.

To view the documents below, you may need the Adobe Acrobat Reader.

To download the free Adobe Acrobat Reader, click the URL address below:

http://www.adobe.com/products/acrobat/readstep2.html

PROXY MATERIAL

The proxy materials can also be found by clicking the following links:

2011 PROXY STATEMENT

https://materials.proxyvote.com/document/unavailable

2010 ANNUAL REPORT TO SHAREHOLDERS

https://materials.proxyvote.com/document/unavailable

ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDING 12/31/2010

https://materials.proxyvote.com/document/unavailable

TO CHANGE YOUR PROFILE AND/OR RECEIVE HARD COPIES OF PROXY MATERIALS IN THE FUTURE:

If you were enrolled for electronic delivery by AMERICAN FINANCIAL GROUP, INC. as an employee and still wish to receive hard copies of these materials, you may contact AMERICAN FINANCIAL GROUP, INC.’s Investor Relations Department at (513) 579-6739 or e-mail AFGInvestorRelations@gaic.com

If you consented to receive proxy materials electronically through one of the methods described previously in this e-mail, then please follow the instructions in the next paragraph carefully:

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is: M012345678901

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN. If you have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com